UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2016

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

600 Cummings Center
Beverly, Massachusetts 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March1, 2016, Bernard Bulkin was elected as a director of Atlantic Tele-Network, Inc. (the “Company”) and brings particular expertise in the field of renewable energy.  He held several senior management roles throughout his approximately twenty-year career at British Petroleum, including Director of the refining business, Vice President Environmental Affairs, and Chief Scientist and left BP in 2003.  He is currently a Director of Ludgate Investments Limited, and K3Solar Ltd. and is a member of the FTSE Environmental Markets Advisory Committee.  Dr. Bulkin has served on  the boards of Severn Trent plc, HMN Colmworth Ltd., Chemrec AB and REAC Fuel AB, each a Swedish biofuel technology developer, and Ze-gen Corporation a renewable energy company, and chaired the boards of two UK public companies: AEA Technology pls (from 2005 until 2009) and Pursuit Dynamics Plc (from 2011 until 2013). Dr. Bulkin has served as Chair of the UK Office of Renewable Energy (from 2010 until 2013), and has held several other UK government roles in sustainable energy and transport. He earned a B.S. in Chemistry from the Polytechnic Institute of Brooklyn and a Ph.D. in Physical Chemistry from Purdue University. Dr. Bulkin is a Professorial Fellow at the University of Cambridge and is the author of Crash Course, published in March 2015.

There are no arrangements or understandings between Dr. Bulkin and any other person pursuant to which Dr. Bulkin was selected as a Director. Dr. Bulkin was not appointed to any committee of the Board of Directors at the time of his election. Since the beginning of the Company’s last year, there have not been any transactions, or currently proposed transactions, or series of similar transactions, in which the Company was a party and in which Dr. Bulkin had a direct or indirect material interest.

Item 7.01                                           Regulation FD Disclosure

On March 3, 2016, the Company issued a press release regarding Dr. Bulkin’s election as a director. A copy of the press release is furnished herewith as Exhibit 99.1, and hereby incorporated by reference.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of the Company, dated March 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: March 3, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of the Company, dated March 3, 2016.